Exhibit 10.3

AMENDMENT

TO MANAGEMENT RETENTION AGREEMENT

This Amendment to the Management Retention Agreement (this “Amendment”) by and between Heron Therapeutics, Inc. (the “Company”), and Brian G. Drazba (the “Executive”) is effective as of April 22, 2015.

WHEREAS, the Executive and the Company are parties to the Management Retention Agreement dated as of October 23, 2013 (the “Original Agreement”); and

WHEREAS, the Executive and the Company desire to amend the Original Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants in this Amendment, the parties agree that the Original Agreement is amended as set forth below:

1.	Section 2(b) shall be amended by replacing the first occurrence of the words “twelve (12) month period” contained therein with the words “eighteen (18) month period”.

2.	Section 9(l) shall be amended by replacing the words “twelve (12) month period” contained therein with the words “eighteen (18) month period”.

3.	Except as modified by this Amendment, the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Heron Therapeutics, Inc.

By: /s/ Barry Quart
Name: Barry Quart
Title: CEO

/s/ Brian G. Drazba
Brian G. Drazba